UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Semi-Annual Report
For the Six Months Ended
April 30, 2022

First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2022.
A couple of famous financial industry quotes came to mind recently as I was sizing up the current business climate: “There’s no such thing as a free lunch” and “Don’t fight the Fed!” It seems that for some, the trillions of dollars of financial stimulus funneled into U.S. households and businesses by the Federal government and its agencies to help mitigate the fallout stemming from the coronavirus (“COVID-19”) pandemic, which commenced sometime around February 2020, was for all intents and purposes “free money.” It was not free. From the close of February 2020 through March 2022, the Federal Reserve (the “Fed”) expanded the U.S. money supply, known as M2, by 41% to $21.81 trillion to boost liquidity in the financial system. Normally, M2 grows around 6.0% on a year-over-year basis. When you factor in that all this new capital was accompanied by a breakdown of the global supply chain, there is little wonder why inflation is rampant.
One of the more common definitions of inflation is too many dollars chasing too few goods. The biggest downside to the supply chain bottlenecks, such as the severe backup of container ships at some U.S. ports, is that they have markedly reduced the flow of imported goods to retailers. The Fed has been signaling to Americans and the rest of the globe that, after many years of artificially low interest rates, tighter monetary policy will likely rule the day for the foreseeable future. Higher interest rates make borrowing capital more expensive and that should slow consumption over time, which, in turn, should bring down inflation. Don’t fight the Fed is code for don’t bet against the Fed, in my opinion. Stay tuned!
The primary job of the Fed is price stability. Its standard inflation target rate is 2.0%. The most recent Consumer Price Index release showed that prices were up 8.3% on a year-over-year basis as of April 30, 2022, according to data from the U.S. Bureau of Labor Statistics. While down from 8.5% the prior month, it is clearly elevated and that means the Fed has some work to do to with respect to mitigating inflation. The war between Russia and Ukraine is making the Fed’s job even tougher, particularly in the areas of food and energy. Rising costs and potential shortages could become even bigger if the COVID-19 outbreak in China grows. These are important events to monitor. Fed Chairman Jerome Powell has stated that the Fed is poised to raise the Federal Funds target rate (upper bound) by 50 basis points at each of its next two meetings (set for June and July), which would take the rate up to 2.00%. Data from CME Group indicates that current market pricing has the rate rising to 2.75% or 3.00% by year-end.
Securities markets do not go up in a straight line and they do not just go up year in and year out. In fact, what we have witnessed over the past couple of decades are often referred to as boom and bust cycles. Thankfully, it has ended up more boom than bust. Simply put, investors, not traders of the market, need to be willing to take the bad with the good. As the various stages of an economic cycle come and go (expansion to contraction), the markets tend to reprice securities to reflect the current narrative. In other words, we believe the markets essentially heal themselves − if you let them. That is an accurate depiction of how the markets have behaved so far in 2022, in my opinion. In response to a softening economy, the stock and bond markets have experienced some serious downside through the first four months of this year, as measured by the broader market indices. As of today, Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for the U.S. in 2022 or 2023. Whether he is proven right or wrong, we encourage investors to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$11.68
Common Share Net Asset Value (“NAV”)	$13.02
Premium (Discount) to NAV	(10.29)%
Net Assets Applicable to Common Shares	$54,864,550
Current Distribution per Common Share(1)	$0.0550
Current Annualized Distribution per Common Share	$0.6600
Current Distribution Rate on Common Share Price(2)	5.65%
Current Distribution Rate on NAV(2)	5.07%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	10 Years Ended 4/30/22	Inception (5/25/05) to 4/30/22
Fund Performance(3)
NAV	-4.09%	-3.63%	1.83%	3.12%	4.70%
Market Value	-12.58%	-9.74%	1.58%	0.84%	3.75%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	-8.48%	-8.76%	0.51%	1.27%	3.10%
Portfolio Characteristics
Weighted Average Effective Duration	3.0 Years
Weighted Average Effective Maturity	6.7 Years

Fund Allocation	% of Net Assets
Mortgage-Backed Securities	50.6%
U.S. Government Agency Mortgage-Backed Securities	41.0
Asset-Backed Securities	3.2
Net Other Assets and Liabilities(4)	5.2
Total	100.0%
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	6.2%
AA+	2.6
AA	0.3
AA-	1.2
A+	0.8
A	0.2
BBB	0.2
BBB-	5.4
BB	2.5
B	1.5
CCC	0.0*
CCC-	0.1
CC	4.8
Not Rated	32.5
Government	35.5
Cash & Cash Equivalents	6.2
Total	100.0%

*	Amount is less than 0.05%.

(1)	Most recent distribution paid or declared through April 30, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of April 30, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Includes variation margin on futures contracts.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The fiscal year began with markets coming under pressure as measures of inflation began to accelerate upward, and market participants questioning whether inflation was truly transitory, as so proclaimed by the Federal Reserve (the “Fed”).  Following the September 2021 meeting of the Federal Reserve Open Market Committee, and on the back of elevated incoming inflation data, bond yields began to reprice higher across the curve. Additionally, the market was still dealing with the lingering effects of the coronavirus (“COVID-19”) pandemic, and in late November 2021, a new COVID-19 variant, Omicron, was identified. Initial fears of the Omicron variant and its impact on the broader economy proved to be unfounded, as although Omicron was shown to be more transmissible, its overall impact was less than that of earlier variants, such as Delta. As such, the economy remained strong, and as inflation data continued to move higher and higher, the Fed finally abandoned its transitory language, began to pivot, and signaled very hawkish monetary policy to come. This hawkish pivot included guidance on not only an aggressive path of future interest rate hikes, but also ending new purchases of U.S. Treasuries and Agency MBS and subsequent balance sheet reductions in each. This abrupt monetary policy change kicked off rather sharp moves in interest rates, volatility, and risk asset pricing, with each coming under duress throughout the first four months of the 2022 calendar year. Over the course of the six-month period ended April 30, 2022, 2-Year Treasury yields rose +222 basis points (“bps”), the 5-Year Treasury yield rose +177 bps, and the 10-Year Treasury yield rose +138 bps. These dramatic rate increases caused measures of volatility to spike, which have remained at elevated levels not seen in many years, putting pressure on overall spreads and market liquidity. Over the same period, securitized spreads have widened with the Government option-adjusted spread on Agency MBS widening by 40 bps to close the period at 43 bps.
Performance Analysis
Performance
			Average Annual Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	10 Years Ended 4/30/22	Inception (5/25/05) to 4/30/22
Fund Performance*
NAV	-4.09%	-3.63%	1.83%	3.12%	4.70%
Market Value	-12.58%	-9.74%	1.58%	0.84%	3.75%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	-8.48%	-8.76%	0.51%	1.27%	3.10%

* Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2022 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance. Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
For the six-month period ended April 30, 2022, the Fund returned -4.09% on a net asset value (“NAV”) basis, and -12.58% on a market price basis.
For the same period, the Bloomberg U.S. MBS Index (the “Index”) returned -8.48%.
During the same period, the Fund outperformed the Index by 4.39% net of fees, on a NAV basis and underperformed by -4.10% on a market price basis. Given the ongoing strength that had been exhibited by the domestic housing market, as well as select commercial real estate markets, in the second half of 2021, the Fund elected to reduce its allocations to various Agency MBS sectors, namely pass-throughs and principal and interest paying collateralized mortgage obligations, and reallocate those proceeds into select Non-Agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) sectors, particularly shorter duration and floating rate opportunities. We felt that this was a prudent reallocation of risk as the Fund reduced exposure to assets that we believed would feel more impact from a Fed taper and have a longer duration. We also believed this reallocation provided the Fund a significant pickup in spread, reduced duration and allowed the Fund to more easily achieve its primary objective of a high level of current income. Additionally, throughout the period, the Fund maintained a lower, and more stable, overall effective duration than its more negatively convex benchmark, which saw its duration extend as interest rates moved higher. Combined, these strategies helped to drive the relative outperformance, which saw the Fund outperform its benchmark by over 400 bps on a NAV basis. Additionally, the Fund’s usage of futures positions to help manage interest rate risk and to structurally position a lower overall effective duration, was beneficial to the Fund’s performance as interest rates rose. During the same period, the Fund did not utilize any leverage.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began and ended at $0.055 per share. At the $0.055 per share monthly distribution rate, the annualized distribution rate at April 30, 2022 was 5.07% at NAV and 5.65% at market price. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Fund and Market Outlook
As expected, on the back of a massive increase in M2 money supply, limited housing inventory coupled with historically low rates, ongoing supply chain delays and labor market shortages, inflationary pressure built to levels not seen in 40 years. We are ever mindful of both how hard it can be to tame inflation once set in, and the impacts this can have on term premium pricing along the U.S. yield curve. We believe that while it won’t be a straight line, yields across the curve will continue to move higher, and ultimately, we believe

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2022 (Unaudited)
the curve could see a meaningful inversion should the Fed hike front end rates past 4%. We have said as early as the first half of 2021 that the Fed was behind and would need to get very aggressive and we now anticipate that the Fed will now stay the course, both on interest rate hikes and balance sheet reduction. Currently, we do not believe the Fed will be an outright seller of its MBS holdings over the balance of 2022 and will elect to simply let its MBS holdings roll off through principal paydowns. We anticipate that heightened levels of rate volatility will remain ongoing, and in particular, throughout the early part of the Fed’s balance sheet reduction. While we continue to redeploy capital into what we believe are attractively priced opportunities in the broader securitized mortgage market, we are mildly negative on generic Agency MBS spread valuations, especially low coupon pass-throughs, the types of securities which constitute the majority of the Fund’s benchmark and Fed holdings, and believe there is the potential for spread widening.
Given our outlook on the broader bond markets including Fed policy surrounding balance sheet reduction, interest rate hikes and inflation, we plan to continue to actively manage the Fund versus the Index from duration and asset allocation standpoints. We will look to continue to manage the Fund to a more stable lower duration target than its benchmark. From an asset allocation perspective, we plan to reinvest portfolio runoff into select opportunities that we find to be attractively priced in Non-Agency CMBS, Non-Agency RMBS, and certain asset-backed securities. In our view, this approach would provide higher current yield, income, dividend, and spread protection for shareholders.  As a reminder, as part of the investment team’s ongoing Agency MBS strategy, a substantial portion of the agency securities have been, and will continue to be, invested in the interest-only sectors in an attempt to increase the income and economic earnings of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. Given the amount of rate increases already experienced across the curve, and with expectations for more, we anticipate the interest-only component of the Fund’s portfolio to perform well. We plan to continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 50.6%
	Collateralized Mortgage Obligations – 29.4%
	ACE Securities Corp. Home Equity Loan Trust
$701,543	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.44% (a)	1.11%	12/25/36	$299,574
	Banc of America Mortgage Trust
45,279	Series 2002-L, Class 1A1 (b)	2.98%	12/01/32	37,885
	Chase Mortgage Finance Trust
48,282	Series 2007-A1, Class 1A3 (b)	2.35%	02/01/37	48,147
	Citigroup Mortgage Loan Trust
92,125	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (a)	2.19%	09/01/35	94,553
18,617	Series 2009-10, Class 1A1 (b) (c)	2.52%	09/01/33	18,677
199,929	Series 2012-7, Class 10A2 (b) (c)	2.26%	09/01/36	178,124
	Connecticut Avenue Securities Trust
1,000,000	Series 2021-R01, Class 1B2, 30 Day Avg. SOFR + 6.00% (a) (c)	6.29%	10/25/41	926,653
1,000,000	Series 2022-R02, Class 2M2, 30 Day Avg. SOFR + 3.00% (a) (c)	3.29%	01/25/42	987,029
	Countrywide Home Loan Mortgage Pass-Through Trust
148,030	Series 2006-21, Class A8	5.75%	02/01/37	90,130
265,880	Series 2006-HYB5, Class 3A1A (b)	2.73%	09/01/36	249,399
	Credit Suisse Commercial Mortgage Securities Corp. Pass-Through Certificates
1,000,000	Series 2020-UNFI, Class A, 1 Mo. LIBOR + 3.67%, 4.17% minimum (a) (c)	4.22%	12/15/22	995,798
	Credit Suisse Mortgage Trust
304,216	Series 2017-FHA1, Class A1 (c)	3.25%	04/01/47	291,538
	DSLA Mortgage Loan Trust
297,165	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (a)	1.29%	07/19/44	282,990
	GSR Mortgage Loan Trust
3,218	Series 2003-10, Class 1A12 (b)	2.39%	10/01/33	3,210
126,573	Series 2005-AR1, Class 4A1 (b)	2.82%	01/01/35	119,387
	IXIS Real Estate Capital Trust
1,007,746	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (a)	0.83%	05/25/37	310,807
	JP Morgan Mortgage Trust
247,273	Series 2006-A2, Class 4A1 (b)	2.22%	08/01/34	256,820
57,278	Series 2006-A2, Class 5A3 (b)	2.28%	11/01/33	57,469
34,800	Series 2014-2, Class 1A1 (c)	3.00%	06/01/29	33,696
	MASTR Alternative Loan Trust
3,555,180	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (a)	1.02%	03/25/36	329,292
	MASTR Asset Backed Securities Trust
620,168	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (a)	0.83%	11/25/36	440,185
1,060,555	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.22% (a)	0.89%	08/25/36	507,696
484,093	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.48% (a)	1.15%	08/25/36	233,381
	MASTR Asset Securitization Trust
267	Series 2003-11, Class 5A2	5.25%	12/01/23	269
25,838	Series 2003-11, Class 6A16	5.25%	12/01/33	25,222
	MortgageIT Trust
84,534	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (a)	2.11%	05/01/35	83,762
	New Residential Mortgage Loan Trust
241,360	Series 2014-2A, Class A2 (c)	3.75%	05/01/54	234,538
	Pretium Mortgage Credit Partners I LLC
1,000,000	Series 2021-NPL2, Class A2 (c) (d)	3.84%	06/27/60	947,407
	PRKCM Trust
1,000,000	Series 2021-AFC1, Class B2 (c)	3.95%	08/01/56	814,181
	Residential Accredit Loans, Inc.
84,594	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.54% (a)	1.21%	02/25/46	56,917
796,974	Series 2006-QS6, Class 1AV, IO (b)	0.77%	06/01/36	17,172

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Residential Asset Securitization Trust
$21,569	Series 2004-A3, Class A7	5.25%	06/01/34	$21,447
	Roc Mortgage Trust
1,000,000	Series 2021-RTL1, Class M (c)	5.68%	08/25/26	945,276
	RUN Trust
990,193	Series 2022-NQM1, Class A1 (c)	4.00%	03/01/67	978,058
	Saxon Asset Securities Trust
626,837	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (a)	0.97%	05/25/47	515,198
	Starwood Mortgage Residential Trust
1,000,000	Series 2022-3, Class A1 (c) (e)	4.16%	03/01/67	993,304
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
15,504	Series 2001-SB1, Class A2	3.38%	08/01/31	15,324
	VCAT LLC
1,000,000	Series 2021-NPL5, Class A2 (c) (d)	3.84%	08/25/51	940,836
1,000,000	Series 2021-NPL6, Class A2 (c) (d)	3.97%	09/25/51	927,476
	Vendee Mortgage Trust
42,291,745	Series 2010-1, Class DI, IO (b)	0.26%	04/01/40	321,020
	VOLT CI LLC
1,000,000	Series 2021-NP10, Class A2 (c) (d)	4.83%	05/25/51	940,662
	Wachovia Mortgage Loan Trust, LLC
39,852	Series 2006-A, Class 3A1 (b)	3.10%	05/01/36	39,128
	WaMu Mortgage Pass-Through Certificates
98,304	Series 2003-AR5, Class A7 (b)	2.63%	06/01/33	98,134
172,243	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (a)	1.39%	11/25/34	166,996
23,607	Series 2004-AR3, Class A2 (b)	2.68%	06/01/34	23,393
	Washington Mutual Alternative Mortgage Pass-Through Certificates
11,482	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (f)	35.47%	06/25/37	16,523
	WinWater Mortgage Loan Trust
249,357	Series 2015-3, Class B1 (b) (c)	3.87%	03/01/45	239,449
				16,154,132
	Commercial Mortgage-Backed Securities – 21.2%
	Benchmark Mortgage Trust
1,000,000	Series 2020-IG2. Class UBRD (b) (c)	3.63%	09/01/48	929,098
	Citigroup Commercial Mortgage Trust
4,308,065	Series 2015-GC29, Class XA (b)	1.16%	04/01/48	106,238
9,087,493	Series 2016-GC37, Class XA (b)	1.84%	04/01/49	468,111
5,722,289	Series 2016-P4, Class XA (b)	2.05%	07/01/49	352,046
	COMM Mortgage Trust
513,320	Series 2013-LC13, Class XA (b)	1.17%	08/01/46	5,212
22,601,232	Series 2013-LC6, Class XA (b)	1.40%	01/01/46	70,389
122,774,000	Series 2014-UBS6, Class XB (b) (c)	0.11%	12/01/47	196,267
3,829,000	Series 2015-CCRE26, Class XD (b) (c)	1.38%	10/01/48	142,349
16,266,349	Series 2015-LC21, Class XA (b)	0.82%	07/01/48	272,762
	Credit Suisse Mortgage Capital Certificates
1,000,000	Series 2021-980M, Class G (b) (c)	3.65%	07/15/31	791,890
	Credit Suisse Mortgage Trust
1,000,000	Series 2022-CNTR, Class A, 1 Mo. Term SOFR + 3.94% (a) (c)	4.45%	01/15/24	954,816
	GS Mortgage Securities Corp Trust
1,000,000	Series 2018-3PCK, Class C, 1 Mo. LIBOR + 3.25% (a) (c)	3.80%	09/15/31	955,154
	GS Mortgage Securities Trust
1,000,000	Series 2012-GCJ9, Class D (b) (c)	4.90%	11/01/45	990,756
	Houston Galleria Mall Trust
1,000,000	Series 2015-HGLR, Class D (c)	3.98%	03/01/37	925,351
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Hudsons Bay Simon JV Trust
$510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (a) (c)	4.34%	08/05/34	$380,505
	JP Morgan Chase Commercial Mortgage Securities Trust
3,200,739	Series 2016-JP4, Class XA (b)	0.73%	12/01/49	64,798
	LSTAR Commercial Mortgage Trust
1,500,000	Series 2017-5, Class D (b) (c)	4.83%	03/01/50	1,313,405
21,042,380	Series 2017-5, Class X (b) (c)	0.94%	03/01/50	529,481
	MBRT
1,000,000	Series 2019-MBR, Class H1, 1 Mo. LIBOR + 4.25% (a) (c)	4.80%	11/15/36	977,974
	Morgan Stanley Bank of America Merrill Lynch Trust
500,000	Series 2013-C7, Class B	3.77%	02/01/46	494,757
22,999,770	Series 2014-C16, Class XA (b)	1.11%	06/01/47	306,861
1,974,372	Series 2014-C19, Class XA (b)	1.10%	12/01/47	37,682
5,632,500	Series 2014-C19, Class XE (b) (c)	1.32%	12/01/47	159,223
467,862	Series 2016-C31, Class XA (b)	1.43%	11/01/49	20,361
	Morgan Stanley Capital I Trust
2,180,000	Series 2016-UBS9, Class XD (b) (c)	1.76%	03/01/49	120,292
	Wells Fargo Commercial Mortgage Trust
1,374,064	Series 2015-C26, Class XA (b)	1.34%	02/01/48	37,693
				11,603,471
	Total Mortgage-Backed Securities			27,757,603
	(Cost $30,631,956)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 41.0%
	Collateralized Mortgage Obligations – 25.4%
	Federal Home Loan Mortgage Corp.
1,632	Series 1394, Class ID, ECOFIN x -4.67 + 44.56%, Capped at 9.57% (f)	9.57%	10/15/22	1,654
5,056	Series 2303, Class SW, IO, ECOFIN x -15.87 + 121.11%, Capped at 10.00% (f)	10.00%	03/01/24	340
41,173	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (f)	26.24%	07/15/31	49,398
160,863	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (f)	6.50%	03/01/32	24,050
330,289	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (f)	6.90%	11/15/33	45,391
698,962	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (f)	6.10%	05/15/35	94,102
190,819	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (f)	22.26%	06/15/35	249,070
72,464	Series 3410, Class HC	5.50%	02/01/38	77,830
30,793	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (f)	5.48%	05/15/38	2,725
268,988	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (f)	5.53%	12/15/36	36,010
250,000	Series 3797, Class KB	4.50%	01/01/41	266,027
38,930	Series 3985, Class GI, IO	3.00%	10/01/26	237
20,215	Series 4021, Class IP, IO	3.00%	03/01/27	944
316,773	Series 4057, Class YI, IO	3.00%	06/01/27	15,904
615,069	Series 4082, Class PI, IO	3.00%	06/01/27	30,451
3,189,404	Series 4142, Class IO, IO	3.00%	12/01/27	163,579
352,441	Series 4206, Class IA, IO	3.00%	03/01/33	34,633
2,670,536	Series 4459, Class EI, IO	6.00%	06/01/36	308,104
303,985	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (f)	4.00%	10/15/42	241,985
3,896,824	Series 4938, Class IB, IO	4.00%	07/01/49	539,068
	Federal Home Loan Mortgage Corp. STACR REMIC Trust
1,000,000	Series 2020-DNA2, Class B2, 1 Mo. LIBOR + 4.80% (a) (c)	5.47%	02/25/50	908,859
	Federal Home Loan Mortgage Corp. STACR Trust
1,000,000	Series 2018-HQA2, Class B2, 1 Mo. LIBOR + 11.00% (a) (c)	11.67%	10/25/48	1,122,683

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corp. STACR Trust (Continued)
$1,000,000	Series 2019-HQA3, Class B2, 1 Mo. LIBOR + 7.50% (a) (c)	8.17%	09/25/49	$990,780
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
46,268	Series T-56, Class APO	(g)	05/01/43	44,288
	Federal Home Loan Mortgage Corp., STRIPS
38,216	Series 177, IO	7.00%	07/01/26	3,601
609,648	Series 243, Class 2, IO	5.00%	11/01/35	89,392
2,282,525	Series 303, Class C17, IO	3.50%	01/01/43	368,933
878,771	Series 324, Class C21, IO	6.00%	06/01/39	251,686
	Federal National Mortgage Association
31,317	Series 1996-46, Class ZA	7.50%	11/01/26	33,129
70,105	Series 1997-85, Class M, IO	6.50%	12/01/27	2,476
25,746	Series 2002-80, Class IO, IO	6.00%	09/01/32	2,122
56,141	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (f)	7.33%	03/25/33	8,539
72,519	Series 2003-44, Class IU, IO	7.00%	06/01/33	12,847
307,506	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (f)	6.43%	07/25/34	36,288
10,675	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (f)	14.39%	11/25/31	12,026
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (f)	25.93%	01/25/36	331,835
33,699	Series 2005-59 Class SU, 1 Mo. LIBOR x -5 + 25.50% (f)	22.16%	06/25/35	41,319
72,021	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (f)	6.03%	02/25/35	9,116
33,801	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (f)	5.78%	10/25/37	5,007
196,205	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (f)	6.08%	05/25/37	29,034
294,177	Series 2008-17, Class BE	5.50%	10/01/37	317,074
753,168	Series 2010-103, Class ID, IO	5.00%	09/01/40	135,606
397,100	Series 2010-59, Class EI, IO	6.00%	06/01/40	74,055
47,352	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (f)	22.72%	09/01/40	64,198
737,498	Series 2011-81, Class PI, IO	3.50%	08/01/26	33,546
67,312	Series 2012-111, Class B	7.00%	10/01/42	74,722
418,764	Series 2012-112, Class BI, IO	3.00%	09/01/31	13,262
1,580,815	Series 2012-125, Class MI, IO	3.50%	11/01/42	230,982
16,897	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (f)	9.45%	01/01/44	16,228
826,187	Series 2013-32, Class IG, IO	3.50%	04/01/33	102,993
254,888	Series 2013-51, Class PI, IO	3.00%	11/01/32	25,342
1,648,697	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (f)	5.48%	04/25/45	240,970
147,444	Series 2015-76, Class BI, IO	4.00%	10/01/39	11,030
519,482	Series 2015-97, Class AI, IO	4.00%	09/01/41	9,301
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	47,535
3,266,381	Series 2017-109, Class SJ, IO, 1 Mo. LIBOR x -1+ 6.20% (f)	5.53%	01/25/48	534,630
1,500,011	Series 5112, Class ID, IO	7.00%	01/01/30	182,892
	Federal National Mortgage Association, STRIPS
26,609	Series 305, Class 12, IO (h)	6.50%	12/01/29	2,957
38,500	Series 355, Class 18, IO	7.50%	11/01/33	6,682
1,234,785	Series 387, Class 10, IO	6.00%	04/01/38	336,739
538,864	Series 406, Class 6, IO (h)	4.00%	01/01/41	89,751
504,619	Series 413, Class 173, IO (h)	4.50%	07/01/42	88,234
	Government National Mortgage Association
262,174	Series 2004-95, Class QZ	4.50%	11/01/34	267,923
143,618	Series 2005-33, Class AY	5.50%	04/01/35	149,453
51,677	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (f)	15.00%	06/17/35	54,573
191,007	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (f)	5.71%	09/20/35	25,026
30,664	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (f)	79.37%	06/20/36	62,264
161,808	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (f)	6.06%	11/20/37	12,136
100,000	Series 2008-2, Class HB	5.50%	01/01/38	105,208
304,000	Series 2008-32, Class JD	5.50%	04/01/38	318,479
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$139,651	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (f)	6.15%	08/20/38	$13,712
108,232	Series 2009-12, Class IE, IO	5.50%	03/01/39	10,603
150,562	Series 2009-79, Class PZ	6.00%	09/01/39	175,686
2,869,053	Series 2010-57, Class TI, IO	5.00%	05/01/40	562,504
280,509	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (f)	5.56%	07/16/43	32,458
132,841	Series 2014-41, Class ST, 1 Mo. LIBOR x -2.67 + 11.47% (f)	9.88%	11/20/42	98,963
4,300,216	Series 2015-158, Class KS, IO, 1 Mo. LIBOR x -1 + 6.25% (f)	5.66%	11/20/45	671,953
74,588	Series 2016-139, Class MZ	1.50%	07/01/45	58,350
154,486	Series 2017-4, Class CZ	3.00%	01/01/47	141,458
123,407	Series 2017-H18, Class DZ (h)	4.62%	09/01/67	128,493
12,225,598	Series 2020-13, Class BT, IO, 1 Mo. LIBOR x -1 + 6.20%, Capped at 0.50% (f)	0.50%	11/20/45	263,330
4,148,241	Series 2020-146, Class CI, IO	2.50%	10/01/50	533,776
5,619,995	Series 2021-23, Class BI, IO	2.00%	02/01/51	632,724
3,412,892	Series 2021-69, Class IX, IO	3.00%	04/01/51	519,856
				13,963,119
	Commercial Mortgage-Backed Securities – 14.2%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
4,000,000	Series K110, Class X3, IO (b)	3.52%	06/01/48	857,958
3,330,000	Series K112, Class X3, IO (b)	3.11%	07/01/48	641,943
4,605,411	Series K115, Class X3, IO (b)	3.06%	09/01/48	873,290
4,326,216	Series K118, Class X3, IO (b)	2.79%	10/25/48	762,294
1,900,000	Series K122, Class X3, IO (b)	2.72%	01/01/49	328,432
5,000,000	Series K124, Class X3, IO (b)	2.71%	02/01/49	882,715
3,343,856	Series K128, Class X3, IO (b)	2.88%	04/01/31	635,802
1,831,144	Series K739, Class X3, IO (b)	2.90%	11/25/48	227,390
4,571,896	Series KG06, Class X3, IO (b)	2.83%	10/01/31	880,346
	Federal National Mortgage Association, ACES
13,100,000	Series 2019-M29, Class X4, IO	0.70%	03/01/29	464,105
	Freddie Mac Multiclass Certificates
6,254,165	Series 2021-P011, Class X1, IO (b)	1.84%	09/01/45	886,834
	FREMF Mortgage Trust
252,010,105	Series 2013-K27, Class X2B, IO (c)	0.10%	01/01/46	145,284
	Government National Mortgage Association
2,336,437	Series 2016-11, Class IO (h)	0.84%	01/01/56	93,869
2,450,160	Series 2016-166, Class IO (h)	0.92%	04/01/58	117,818
				7,798,080
	Pass-through Security – 1.4%
	Federal Home Loan Mortgage Corp.
375,614	Pool K36017	5.00%	09/01/47	384,279
	Federal National Mortgage Association
363,124	Pool AB5688	3.50%	07/01/37	360,340
				744,619
	Total U.S. Government Agency Mortgage-Backed Securities			22,505,818
	(Cost $25,142,875)
ASSET-BACKED SECURITIES – 3.2%
	AMSR Trust
750,000	Series 2019-SFR1, Class I (c)	8.98%	01/19/39	773,330
	CoreVest American Finance Trust
9,928,146	Series 2021-3, Class XA (b) (c)	2.54%	10/01/54	777,981

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Mid-State Capital Corp. Trust
$193,259	Series 2005-1, Class A	5.75%	01/01/40	$193,315
	Total Asset-Backed Securities			1,744,626
	(Cost $1,906,300)

Total Investments – 94.8%	52,008,047
(Cost $57,681,131)
Net Other Assets and Liabilities – 5.2%	2,856,503
Net Assets – 100.0%	$54,864,550
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bond Futures	Long	11	Jun 2022	$ 1,547,563	$(24,753)

(a)	Floating or variable rate security.
(b)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s investment advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2022, securities noted as such amounted to $25,478,180 or 46.4% of net assets.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at April 30, 2022.
(e)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2022, securities noted as such are valued at $993,304 or 1.8% of net assets.
(f)	Inverse floating rate security.
(g)	Zero coupon security.
(h)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

ACES	Alternative Credit Enhancement Securities
ECOFIN	Enterprise 11th District COFI Institutional Replacement Index
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$ 27,757,603	$ —	$ 27,757,603	$ —
U.S. Government Agency Mortgage-Backed Securities	22,505,818	—	22,505,818	—
Asset-Backed Securities	1,744,626	—	1,744,626	—
Total Investments	$ 52,008,047	$—	$ 52,008,047	$—

LIABILITIES TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (24,753)	$ (24,753)	$ —	$ —

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $57,681,131)	$ 52,008,047
Cash	3,430,106
Restricted Cash	50,245
Interest receivable	514,854
Prepaid expenses	16,172
Total Assets	56,019,424
LIABILITIES:
Payables:
Investment securities purchased	997,003
Audit and tax fees	56,419
Investment advisory fees	38,527
Variation margin	24,753
Administrative fees	14,471
Transfer agent fees	11,372
Shareholder reporting fees	5,916
Legal fees	2,595
Trustees’ fees and expenses	1,542
Custodian fees	883
Financial reporting fees	771
Other liabilities	622
Total Liabilities	1,154,874
NET ASSETS	$54,864,550
NET ASSETS consist of:
Paid-in capital	$ 64,666,396
Par value	42,131
Accumulated distributable earnings (loss)	(9,843,977)
NET ASSETS	$54,864,550
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.02
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2022 (Unaudited)
INVESTMENT INCOME:
Interest	$ 1,111,122
Other	219,387
Total investment income	1,330,509
EXPENSES:
Investment advisory fees	240,683
Audit and tax fees	35,665
Administrative fees	32,854
Transfer agent fees	16,995
Listing expense	12,702
Shareholder reporting fees	12,656
Trustees’ fees and expenses	9,531
Financial reporting fees	4,625
Custodian fees	3,457
Legal fees	1,816
Other	11,429
Total expenses	382,413
NET INVESTMENT INCOME (LOSS)	948,096
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(36,887)
Futures contracts	127,697
Net realized gain (loss)	90,810
Net change in unrealized appreciation (depreciation) on:
Investments	(3,405,491)
Futures contracts	(25,378)
Net change in unrealized appreciation (depreciation)	(3,430,869)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,340,059)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,391,963)

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 948,096	$ 1,861,053
Net realized gain (loss)	90,810	(29,104)
Net change in unrealized appreciation (depreciation)	(3,430,869)	(1,029,335)
Net increase (decrease) in net assets resulting from operations	(2,391,963)	802,614
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,390,328)	(1,462,301)
Return of capital	—	(1,571,142)
Total distributions to shareholders	(1,390,328)	(3,033,443)
Total increase (decrease) in net assets	(3,782,291)	(2,230,829)
NET ASSETS:
Beginning of period	58,646,841	60,877,670
End of period	$ 54,864,550	$ 58,646,841
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.92	$ 14.45	$ 14.91	$ 14.96	$ 15.47	$ 15.53
Income from investment operations:
Net investment income (loss)	0.23	0.44	0.44	0.34	0.45	0.18
Net realized and unrealized gain (loss)	(0.80)	(0.25)	(0.18)	0.33	(0.21)	0.54
Total from investment operations	(0.57)	0.19	0.26	0.67	0.24	0.72
Distributions paid to shareholders from:
Net investment income	(0.33)	(0.35)	(0.63)	(0.50)	(0.42)	(0.46)
Return of capital	—	(0.37)	(0.09)	(0.22)	(0.33)	(0.32)
Total distributions paid to Common Shareholders	(0.33)	(0.72)	(0.72)	(0.72)	(0.75)	(0.78)
Net asset value, end of period	$13.02	$13.92	$14.45	$14.91	$14.96	$15.47
Market value, end of period	$11.68	$13.70	$13.40	$13.99	$13.01	$14.39
Total return based on net asset value (a)	(4.09)%	1.51%	2.12%	5.08%	2.13%	5.25%
Total return based on market value (a)	(12.58)%	7.74%	0.93%	13.37%	(4.52)%	8.60%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 54,865	$ 58,647	$ 60,878	$ 62,832	$ 63,047	$ 65,196
Ratio of total expenses to average net assets	1.35% (b)	1.31%	1.33%	1.33%	1.59%	1.25%
Ratio of net investment income (loss) to average net assets	3.35% (b)	3.11%	3.03%	2.29%	2.95%	1.12%
Portfolio turnover rate	18%	67%	28%	69%	30%	27%

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2022, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”) announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $50,245 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
D. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
E. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
F. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$1,462,301
Capital gains	—
Return of capital	1,571,142

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
As of October 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(1,615,306)
Net unrealized appreciation (depreciation)	(4,446,380)
Total accumulated earnings (losses)	(6,061,686)
Other	—
Paid-in capital	64,708,527
Total net assets	$58,646,841
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $1,615,306.
During the taxable year ended October 31, 2021, the Fund utilized non-expiring capital loss carryforwards of $1,140,157.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2021, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of April 30, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of April 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$57,681,131	$406,572	$(6,104,409)	$(5,697,837)
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) served as the Fund’s transfer agent in accordance with certain fee arrangements until December 31, 2021. Effective December 31, 2021, Computershare, Inc. (“Computershare”) commenced serving as the Fund’s transfer agent. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2022, were $3,602,125 and $8,523,280, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2022, were $4,601,929 and $5,077,893, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts	$ —	Unrealized depreciation on futures contracts	$ (24,753)
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$127,697
Net change in unrealized appreciation (depreciation) on futures contracts	(25,378)
During the six months ended April 30, 2022, the notional value of futures contracts opened and closed were $9,215,513 and $7,297,502, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. BNY Mellon Investment Servicing (US) Inc. served as the Plan Agent until December 31, 2021. Effective December 31, 2021, Computershare Trust Company N.A. commenced serving as the Fund’s Plan Agent. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 2,247,217 and the number of votes withheld was 113,692.  The number of votes cast in favor of Mr. Nielson was 2,279,538 and the number of votes withheld was 81,371. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risks. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends and/or interest or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022.  However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise. Yields on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanction resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.  In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of such issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Repurchase Agreement Risk. A repurchase agreement is an agreement to purchase a security from a party at one price and a simultaneous agreement to sell it back to the original party at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements are subject to the risk of failure. If the Fund’s counterparty defaults on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2022 (Unaudited)
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Further, when the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement.  As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities.
TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
Valuation Risk. The valuation of municipal bonds or securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally-sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 30, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	June 30, 2022

* Print the name and title of each signing officer under his or her signature.